SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                    IPI, Inc.
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:






                                       IPI

                 NOTICE OF FIRST SPECIAL MEETING OF SHAREHOLDERS

                                                          Minneapolis, Minnesota
                                                                  August 7, 1997

TO THE SHAREHOLDERS OF IPI, INC.:

         Notice is hereby given that a First Special Meeting of the Shareholders of IPI, Inc. will be held on Tuesday, August 26, 1997 at 11:30 a.m. at the IPI, Inc. corporate offices located at 15155 Technology Drive, Eden Prairie, Minnesota to act upon the following proposal, as more fully described in the accompanying Proxy Statement and Information Statement, required to be furnished to shareholders pursuant to Section 302A.671 of the Minnesota Statutes:


         Approval of the Shareholder Resolution to Accord Full Voting Rights to Certain Shares of Common Stock to be Sold and Transferred to Marshall Financial Group, Inc. pursuant to the Option, Security Agreement and Buy-Sell Agreement described in the accompaning proxy statement.


         In their discretion on any other matters properly coming before the First Special Meeting or any adjournment(s) thereof.

         Shareholders of record at the close of business on July 25, 1997 will be entitled to notice of, and to vote at the First Special Meeting or any postponements or adjournments thereof. Shareholders are cordially invited to attend the First Special Meeting.

         Approval of the Proposal will require both (1) approval by a majority of all shares entitled to vote at the First Special Meeting and (2) approval by a majority of all shares, excluding all interested shares, as that term is defined in the accompanying Proxy Statement.

         The Company also intends to call a second, separate and distinct Special Meeting of Shareholders to be held on August 26, 1997, for which separate Notice is being provided to all Shareholders entitled to vote at such meeting, for the purpose of voting on the proposal set forth in such second Notice.

                                          Robert A. Sutter
                                          Chief Executive Officer


EVEN THOUGH YOU MAY PLAN TO ATTEND THE FIRST SPECIAL MEETING IN PERSON, PLEASE MARK, DATE AND EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY. A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Shareholders are urged to read carefully the attached Proxy Statement and Information Statement for additional information concerning the proposal to be voted on at the First Special Meeting.



                                    IPI, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                    For First Special Meeting of Shareholders
                           11:30 a.m., August 26, 1997

         The undersigned, revoking all prior proxies, hereby appoints Robert J. Sutter and David A. Mahler, or either of them, as Proxy or Proxies, with full power of substitution and revocation, to vote all shares of stock of IPI, Inc. standing of record in the name of the undersigned at the close of business on July 25, 1997 at the First Special Meeting of Shareholders to be held at 11:30 a.m. on August 26, 1997, or at any adjournment thereof, upon the following matter:

         Approval of the Shareholder Resolution to Accord Full Voting Rights to Certain Shares of the Company's Common Stock to be Sold and Transferred to Marshall Financial Group, Inc. Pursuant to the Option, Security Agreement and Buy-Sell Agreement between Jacobs Industries, Inc. and Marshall Financial Group, Inc. and the Option Agreement between Dorothy Galloway and Marshall Financial Group, Inc.

                  FOR           AGAINST         ABSTAIN
                  |_|             |_|             |_|

         In their discretion on any other matters properly coming before the First Special Meeting or any adjournment(s) thereof.


                          (Please sign and date below.)
--------------------------------------------------------------------------------
         Please mark, date, sign and mail this proxy promptly in the enclosed envelope.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

         The Board of Directors recommends a vote FOR the Proposals.

         The undersigned hereby acknowledges receipt of the Notice of First Special Meeting of Shareholders of IPI, Inc. and the proxy statement furnished therewith dated August 7, 1997.

         Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.

Dated: ________________________________, 1997.


_____________________________________________
                 Signature







                                       IPI

                NOTICE OF SECOND SPECIAL MEETING OF SHAREHOLDERS

                                                          Minneapolis, Minnesota
                                                                  August 7, 1997

TO THE SHAREHOLDERS OF IPI, INC.:

         Notice is hereby given that a Second Special Meeting of the Shareholders of IPI, Inc. will be held on Tuesday, August 26, 1997 at 12:30 p.m. at the IPI, Inc. corporate offices located at 15155 Technology Drive, Eden Prairie, Minnesota to act upon the following proposal, as more fully described in the accompanying Proxy Statement and Information Statement, required to be furnished to shareholders pursuant to Section 302A.671 of the Minnesota
Statutes:

         Approval of an Amendment to the Amended and Restated Articles of Incorporation of the Company to provide that Minn. Stat. ss.302A.671 shall not apply to any future control share acquisition (as defined in the statutes) of shares of the Company's Common Stock.

         In their discretion on any other matters properly coming before the Second Special Meeting or any adjournment(s) thereof.

         Shareholders of record at the close of business on July 25, 1997 will be entitled to notice of, and to vote at the Second Special Meeting or any postponements or adjournments thereof. Shareholders are cordially invited to attend the Second Special Meeting.

         Approval of the Proposal will require approval by a majority of all shares entitled to vote at the Second Special Meeting.

         This Second Special Meeting shall follow, and be separate and distinct from the Company's first Special Meeting of Shareholders to be held on August 26, 1997, for which separate Notice is being provided to all Shareholders entitled to vote at such meeting, for the purpose of voting on the proposal set forth in such first Notice.

                                            Robert A. Sutter
                                            Chief Executive Officer


EVEN THOUGH YOU MAY PLAN TO ATTEND THE SECOND SPECIAL MEETING IN PERSON, PLEASE MARK, DATE AND EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY. A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Shareholders are urged to read carefully the attached Proxy Statement and Information Statement for additional information concerning the proposal to be voted on at the Second Special Meeting.





                                    IPI, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                   For Second Special Meeting of Shareholders
                          12:30 p.m. on August 26, 1997

         The undersigned, revoking all prior proxies, hereby appoints Robert J. Sutter and David A. Mahler, or either of them, as Proxy or Proxies, with full power of substitution and revocation, to vote all shares of stock of IPI, Inc. standing of record in the name of the undersigned at the close of business on July 25, 1997 at the Second Special Meeting of Shareholders to be held at 12:30 p.m. on August 26, 1997, or at any adjournment thereof, upon the following matter:

         Approval of an Amendment to the Amended and Restated Articles of Incorporation of the Company to provide that Minn. Stat. ss.302A.671 shall not apply to any future control share acquisition (as defined) of shares of the Company's Common Stock.

                  FOR           AGAINST         ABSTAIN

                  |_|             |_|             |_|

         In their discretion on any other matters properly coming before the Second Special Meeting or any adjournment(s) thereof.


                          (Please sign and date below.)
--------------------------------------------------------------------------------
         Please mark, date, sign and mail this proxy promptly in the enclosed envelope.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

         The Board of Directors recommends a vote FOR the Proposal.

         The undersigned hereby acknowledges receipt of the Notice of Second Special Meeting of Shareholders of IPI, Inc. and the proxy statement furnished therewith dated August 7, 1997.

         Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.

Dated: ________________________________, 1997.


_____________________________________________
                 Signature







                                    IPI, INC.
              15155 TECHNOLOGY DRIVE, EDEN PRAIRIE, MINNESOTA 55344

                                 PROXY STATEMENT

            FOR EACH OF THE TWO SPECIAL MEETINGS OF THE SHAREHOLDERS
                        TO BE HELD AUGUST 26, 1997 AT THE
                           IPI, INC. CORPORATE OFFICES

                               GENERAL INFORMATION

         This proxy statement is furnished to the holders of Common Stock, par value $.01 per share ("Common Stock") of IPI, Inc. (the "Company") in connection with the solicitation of proxies for use in connection with two separate and distinct Special Meetings of the Shareholders, both to be held August 26, 1997, and all adjournments or postponements of either such meeting, for the separate and distinct purposes set forth in each of the Notice of First Special Meeting of the Shareholders and the Notice of Second Special Meeting of Shareholders. Holders of record entitled to notice of and to vote at either such meeting are hereinafter referred to as the "Shareholders."

         The Company is first mailing this proxy statement and the enclosed forms of proxy to the Shareholders on or about August 7, 1997.

         Whether or not you expect to be present in person at either meeting, you are requested to fill in, sign, date, and return the enclosed form of proxy. If you attend either meeting, you may vote by ballot. If you do not attend either meeting, your shares of Common Stock can be voted only when represented by a properly executed proxy.

         Any person giving such a proxy has the right to revoke it at any time before it is voted by giving written notice or revocation to the Secretary of the Company, by duly executing and delivering a proxy bearing a later date, or by attending the Special Meeting for which such proxy applies and voting in person.

         The close of business on July 25, 1997 has been fixed as the record date for the determination of the Shareholders entitled to vote at either Special Meeting of the Shareholders. The Shareholders will be entitled to cast one vote for each share of Common Stock held of record on the record date. A quorum, consisting of a majority of the outstanding shares of the Common Stock entitled to vote at the Special Meeting, must be present in person or represented by proxy before action may be taken at either the First or Second Special Meeting.

         The affirmative vote of the requisite number of Shareholders, as set forth herein, will be required to approve the proposals being presented at either Special Meeting.

         The solicitation of proxies for each of the First and the Second Special Meeting is made by the Board of Directors of the Company; however, in accordance with Minn. Stat. ss.302A.671, the costs and expenses of holding the First Special Meeting, including the expense of the solicitation of proxies, will be paid by Marshall Financial Group, Inc.

         The solicitation for each Special Meeting will be by mail. Norwest Bank Minnesota, N.A. will act as inspector to verify and tabulate the vote for each Special Meeting.

         Where a specification is made by the Shareholder as provided in the form of proxy, the shares will be voted in accordance with such specification. If no specification is made, the shares will be voted FOR the Proposals presented at each Special Meeting.

         Votes cast by proxy or in person at either Special Meeting will be tabulated by the Inspector of Election appointed for that Special Meeting and will determine if a quorum is present. When an executed proxy card is returned and the Shareholder has abstained from voting on a matter, the shares of Common Stock represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares of Common Stock in street name which indicates that the broker does not have discretionary authority as to certain shares of Common Stock to vote on one or more matters, such shares of Common Stock will be considered present at the meeting for purposes of determining quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

            PROPOSAL BEING PRESENTED AT THE FIRST SPECIAL MEETING OF
           SHAREHOLDERS: APPROVAL OF CERTAIN VOTING RIGHTS PURSUANT TO
                       MINNESOTA STATUTES SECTION 302A.671

PROPOSAL

         At the First Special Meeting, including any adjournment(s) thereof, holders of the Common Stock will be asked to consider and vote on the following proposed resolution of Shareholders:

                        SHAREHOLDER RESOLUTION APPROVING
                            CONTROL SHARE ACQUISITION

      "RESOLVED, that pursuant to Section 302A.671, Subd. 4a, of the Minnesota Business Corporation Act, full voting rights are hereby granted to all shares of common stock, par value $.01 ("Common Stock"), of IPI, Inc. (the "Company") that are, or become, beneficially owned by Marshall Financial Group, Inc. ("MFG"), regardless of whether such shares were or are acquired in a control share acquisition, as defined in Section 302A.011, Subd. 38, or otherwise, provided that this resolution shall not give MFG authority to exercise in excess of 50% of the total voting power of the shares of the Company, regardless of the number of shares that MFG shall beneficially own, without further compliance with Section 302A.671 if such compliance is required at the time of such further acquisition."


BACKGROUND

         Pursuant to Section 302A.671 of the Minnesota Business Corporation Act, and related definitions (the "Control Share Acquisition Provisions"), shares of Common Stock of the Company acquired by an "acquiring person" (as defined) in a "control share acquisition" (as defined) that exceed the voting threshold of a certain percentage (E.G., at least 33 1/3 percent but less than or equal to 50 percent) shall have the same voting rights as other shares only if approved, by the required votes, by resolution of the Company's shareholders. Pursuant to such statute, the proposed acquiring person of shares of Common Stock of the Company has requested that the Company hold a special meeting of shareholders solely to consider such resolution.

         A COPY OF MINN. STAT. SS.302A.671, AND RELATED DEFINITIONS, IS INCLUDED ON APPENDIX A ATTACHED TO THIS PROXY STATEMENT.

         Marshall Financial Group, Inc. ("MFG"), 903 North Third Street, Suite 300, Minneapolis, MN 55401 (612-338-1807), is the proposed acquirer of the shares of the Company. Dennis M. Mathisen, 7283 Mission Hills Drive, Las Vegas, Nevada 89113, is the President, Chief Executive Officer and sole shareholder of MFG. MFG was formed in 1981 and is a corporation through which Mr. Mathisen makes investments in other business entities.

         In May 1997, Jacobs Industries, Inc. ("JII"), holder of approximately 68% of the Company's outstanding shares of Common Stock, and MFG entered into an Option, Security Agreement and Buy-Sell Agreement (the "JII-MFG Agreement"), pursuant to which JII sold to MFG an option to purchase, between January 1, 1998 and January 5, 1998, 1,608,500 shares of Common Stock (the "MFG Option") owned by JII.

         Pursuant to the requirements of Minn. Stat. ss.302A.671, MFG provided to the Company an Information Statement, which more fully describes the JII-MFG Agreement and the terms and conditions thereof, and requested that the Company hold a special meeting of its shareholders to vote solely on the approval of a shareholder resolution granting to MFG full voting rights, as described herein. A COPY OF THE INFORMATION STATEMENT PREPARED BY MFG AND DELIVERED TO THE COMPANY IS ATTACHED HERETO AS APPENDIX B. Shareholders are encouraged to read the Information Statement prior to executing their proxy.

         In addition to the JII-MFG Agreement, MFG entered into a similar option agreement with Dorothy Galloway, a major shareholder of the Company ("Galloway"), pursuant to which Galloway sold to MFG an option to purchase between January 1, 1998 and January 5, 1998 79,272 shares of Common Stock owned by Galloway (the "MFG-Galloway Option"). JII has also advised the Company that it has entered into a similar option agreement with Galloway (the "JII-Galloway Option") for the purchase of 79,272 shares. Each of JII and MFG have agreed with Galloway that upon exercise by MFG of the option to purchase shares from JII, JII and MFG will each exercise their respective option with Galloway.

         The JII-MFG Agreement also provides (i) MFG with the potential right to acquire 1,608,500 additional shares of Common Stock currently held by JII, as well as the 79,272 shares of Common Stock purchasable by JII from Galloway, and
(ii) JII with the potential right to reacquire the 1,608,500 shares transferred to MFG pursuant to the JII-MFG Agreement, plus the 79,272 shares purchased by MFG from Galloway (such provisions are referred to herein as the "buy-sell agreement"). The buy-sell agreement may be exercised at any time after the options are exercised in January 1998. Neither party may sell, transfer, assign or dispose of its shares except pursuant to the buy-sell agreement. The JII-MFG Agreement terminates only upon written agreement of the parties.

         The terms of the JII-MFG Agreement and the MFG-Galloway Agreement are more fully described in Appendix B hereto.

         The JII-MFG Agreement provides that MFG will pay the expenses of this special meeting. In addition, if the resolution being presented at the First Special Meeting is not approved by the requisite vote on or before December 1, 1997, the option shall terminate and the option price must be refunded by JII to MFG, together with interest, at 1% in excess of the prime rate at First Bank, N.A., from the date of payment to the date of refund. In the event JII is required to refund the option price paid to MFG, Galloway has agreed to refund the option prices received from JII and MFG, plus interest at 1% over prime.

         Prior to the consummation of the proposed transactions, MFG will not directly own any shares of the Company's Common Stock; however, Mr. Mathisen individually owns 9,000 shares. If the proposal being presented at the First Special Meeting is approved by the requisite votes, and all three initial options are exercised in full, MFG, together with it sole shareholder, will own approximately 35.8%, of the outstanding shares of Common Stock, JII will own approximately 35.7%, and Galloway will own 158,543 shares, approximately 3.3%. See also "Security Ownership of Certain Beneficial Owners and Management."

         In addition to the Control Share Acquisition Provisions described herein, Minn. Stat. ss.302A.673 provides that the Company may not engage in a "business combination" (as defined) with an "interested shareholder" (as defined) for a period of four years following an interested shareholder's "share acquisition date" (as defined) unless the business combination or the acquisition of shares by the interested holder is approved by a committee of the Board of Directors, in accordance with such statute.

         In May 1997, prior to entering into the JII-MFG Agreement, MFG made a written request, in accordance with ss.302A.673, for approval by a committee of "disinterested directors" (as defined). The Board of Directors appointed such a committee, comprised of one director, Howard Grodnick, as required by the statute. The committee approved the proposed share acquisitions by MFG, as described above.

         The text of Minn. Stat. ss.302A.673, and related definitions, is included on Appendix A attached hereto.

VOTE REQUIRED

         Under Minn. Stat. ss.302A.671, the proposal being presented at the First Special Meeting must receive the following affirmative votes to be approved:

         1. The affirmative vote of a majority of all shares entitled to vote;
and

         2. The affirmative vote of a majority of all shares, excluding "interested shares" as that term is defined in the Minnesota Statutes (I.E., all shares owned by the "acquiring party," all officers of the Company and any employee of the Company who is also a director of the Company).

         As of the record date (i) 4,734,087 shares of Common Stock were outstanding and entitled to be voted at such meeting, with approximately 335 holders of record, and (ii) 1,944,687 were considered "interested shares" (as defined). See also "Security Ownership of Certain Beneficial Owners and Management" below.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL BEING
                     PRESENTED AT THE FIRST SPECIAL MEETING.



            PROPOSAL BEING PRESENTED AT THE SECOND SPECIAL MEETING OF
               SHAREHOLDERS: APPROVAL OF AMENDMENT TO ARTICLES OF
                                  INCORPORATION

PROPOSAL

         At the Second Special Meeting, including any adjustment(s) thereof, holders of the Common Stock will be asked to consider and vote on the following proposed amendment to the Company's Amended and Restated Articles of
Incorporation:

                  "RESOLVED, that Article 4 of the Amended and Restated Articles of Incorporation of IPI, Inc., as amended to date, be amended by adding
         Article 4.4 to read in its entirety as follows:

                  Article 4.4. Control Share Acquisitions. Minn. Stat. ss.302A.671 (the "Control Share Acquisition Provisions") shall not apply to any "control share acquisition" (as defined in Minn. Stat. ss.302A.011) of shares of Common Stock of the Corporation, and any and all shares acquired by any "acquiring person" (as defined in Minn. Stat. ss.302A.011) shall have full and equal voting rights notwithstanding such Control Share Acquisition Provisions."


BACKGROUND

         Minn. Stat. ss.302A.671, Subd. 1, provides that the Control Share Acquisition Provisions (as contained in ss.302A.671, the text of which is attached hereto on Appendix A and which is further described above in the Proxy Statement) do not apply to a company if the articles of incorporation or bylaws approved by the shareholders expressly so provide. See the discussion above concerning the proposal to be presented at the First Special Meeting and Appendix A hereto.

         If the proposal to be presented at the Second Special Meeting is approved by the required vote of the Shareholders, the Amended and Restated Articles of Incorporation of the Company shall be so amended, and any subsequent "control share acquisition" of shares of Common Stock, transferring any percentage of the Common Stock, including to JII or MFG pursuant to the buy-sell provisions contained in the JII-MFG Agreement described above under the background of the proposal being presented at the First Special Meeting, or otherwise, or any other party, may be transferred at any time in the future without additional Shareholder vote or approval.

         If the proposal is not approved, any subsequent "control share acquisition" of shares of Common Stock will require a vote of the Shareholders, as described above with respect to the proposal being presented at the First Special Meeting.


VOTE REQUIRED

         The proposal being presented at the Second Special Meeting must receive the affirmative vote of a majority of all shares entitled to vote.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL BEING
                    PRESENTED AT THE SECOND SPECIAL MEETING.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of July 25, 1997, (i) by each person who is known by the Company to beneficially own more than five percent (5%) of the outstanding Common Stock, (ii) by each of the officers of the Company and its wholly-owned subsidiaries and directors of the Company, and (iii) by all such officers and all directors of the Company as a group. Unless otherwise noted, each person or group identified has sole voting and investment power with respect to the shares shown. The table includes only options currently exercisable or exercisable within 60 days.


                                              Number of Shares              Percent of
Name and Address                              Beneficially Owned       Outstanding Shares(1)
----------------                              ------------------       ---------------------
Jacobs Industries, Inc. (2)                      3,217,000 (3)                 67.95%
 100 South Fifth Street, Suite 2500
 Minneapolis, MN 55402

Irwin L. Jacobs (2)                              3,217,000 (4)                 67.95%
 100 South Fifth Street, Suite 2500
 Minneapolis, MN  55402

Daniel T. Lindsay (5)                              327,500                      6.91%
 100 South Fifth Street, Suite 2500
 Minneapolis, MN  55402

Thomas S. Galloway                                 326,087 (6)                  6.87%
 129 West Trade Street, Suite 110
 Charlotte, NC  28202

Robert J. Sutter                                    47,000 (7)                     *
 15155 Technology Drive
 Eden Prairie, MN 55344

Howard Grodnick                                                                    *
 901 Third Street North                             14,000 (8)
 Minneapolis, MN 55344

David A. Mahler                                     10,000 (9)                     *
 100 South Fifth Street, Suite 2500
 Minneapolis, MN  55402

David M. Engel                                       7,000 (10)                    *
 15155 Technology Drive
 Eden Prairie, MN 55344

David C. Oswald                                      6,100 (11)                    *
 15155 Technology Drive
 Eden Prairie, MN

Thomas Johnson                                       1,000                         *
 15155 Technology Drive
 Eden Prairie, MN 55344

All directors and officers as a group          3,955,687(3)(4)(6)(12)           82.1%
 *       Less than one percent.



(1) Applicable percentages are based on a total of 4,734,087 shares outstanding, together with applicable options for each such shareholder as though such individual options had been exercised and were outstanding.
(2) The outstanding shares of Jacobs Industries, Inc. are owned by Irwin L. Jacobs (66.7%), James O. Pohlad (11.1%), Robert C. Pohlad (11.1%) and William M. Pohlad (11.1%).
(3) Of these shares, 1,608,500 are subject to the option provision of the JII-MFG Agreement, described herein under the proposal being presented at the First Special Meeting and in Appendix B hereto, and the remaining 1,608,500 are subject to the buy-sell arrangement with MFG, contained in the JII-MFG Agreement. This number excludes shares subject to the JII-Galloway Option. See Note (6).
(4) Includes all 3,217,000 shares currently owned by Jacobs Industries, Inc. of which Mr. Jacobs disclaims beneficial ownership. See also Notes
         (2) and (3).
(5) Mr. Lindsay is an officer and director of JII (see Notes (2) and (3)), and a shareholder of Jacobs Management Company. See also "Certain Transactions."
(6) Includes 317,087 shares of Common Stock owned by Mr. Galloway's wife, Dorothy (of which Mr. Galloway disclaims beneficial ownership), and options held by Mr. Galloway which are currently exercisable for 9,000 shares. Includes 79,272 shares owned by Ms. Galloway which are subject to the JII-Galloway Option with Jacobs Industries, Inc., described herein and 79,272 shares subject to the MFG-Galloway Option with Marshall Financial Group, Inc., described herein.
(7) Includes 5,000 shares and options currently exercisable for 42,000 shares.
(8) Includes 2,000 shares and options currently exercisable for 12,000 shares.
(9) Includes 1,000 shares and options currently exercisable for 9,000 shares.
(10) Includes 3,000 shares, of which 1,000 are held by Mr. Engel's wife and as to which Mr. Engel disclaims beneficial ownership, and options which are currently exercisable for 4,000 shares.
(11)     Includes 100 shares and options currently exercisable for 6,000 shares.
(12) Includes 3,873,687 shares held by officers of the Company and its wholly-owned subsidiaries and directors of the Company, and options currently exercisable or exercisable within the next 60 days for 82,000 shares.


         Of the 4,734,087 shares of Common Stock outstanding, 1,944,687 shares are deemed by the Company to be "interested shares" which are disqualified from the second part of the vote on the proposal being presented at the First Special Meeting. Of the remaining 2,789,400 shares entitled to vote, 1,608,500 are held by JII and 327,500 are held by a director who is not an employee of the Company and is not affiliated with the acquiring party.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

JII-MFG AGREEMENT; MFG-GALLOWAY OPTION; JII-GALLOWAY OPTION.

         The terms of the above referenced agreements and options, to which several of the Company's major shareholders are party, are described above under the background to the proposal being presented at the First Special Meeting and in Appendix B hereto. The Company is not a party to any such agreements and will not directly benefit from any of the transactions provided for, or described in, this Proxy Statement. Two of the Company's directors, Irwin Jacobs and Thomas Galloway, indirectly own or have an interest in the shares of Common Stock subject to the agreements described herein. Such directors have, or may receive, a benefit from the transactions provided for in this Proxy Statement, if approved by the Shareholders.

CONSULTING AGREEMENT WITH E. KENNEN FISHER


         On November 30, 1987, Insty-Prints, Inc. entered into a 10-year consulting agreement with E. Kennen Fisher (the "Consulting Agreement"). Under the Consulting Agreement, Mr. Fisher assists the Company in developing and conducting training programs for new and existing franchisees, and advises the Company on marketing the Company's quick print operations, products and services. In addition, the Consulting Agreement provides for Mr. Fisher to be a member of the Board of Directors of Insty-Prints, Inc. during the term of the agreement. Mr. Fisher was also a Director of IPI, Inc. from March 1994 until his retirement from the Board in March 1997. For his services, the Company currently pays Mr. Fisher an annual fee equal to the greater of (i) four percent of profits of the Company before income taxes and payment of any management fee to Jacobs Management Corporation, an affiliate of Jacobs Industries, Inc., or (ii) $25,000. Mr. Fisher is entitled to an additional fee in the event that during the term of the Consulting Agreement (which expires December 1, 1997) more than 50% of the voting stock or substantially all the assets of Insty-Prints, Inc. are sold to an entity in which Irwin L. Jacobs owns less than a 20% interest (a "change of control"). Such fee is equal to six times Mr. Fisher's annual compensation for the immediately preceding fiscal year.

         The Consulting Agreement may be terminated upon notice in the event of a change of control, as discussed above, or upon a default or the termination of certain franchise agreements. In addition, the Consulting Agreement provides for mutual indemnification for certain claims arising in connection with the services provided under such agreement.


MANAGEMENT AGREEMENT WITH JACOBS MANAGEMENT CORPORATION

         IPI, Inc. and Insty-Prints, Inc. have each entered into separate, but substantially identical, one year Management Services Agreements each effective as of December 1, 1990 (collectively, the Management Agreements") with Jacobs Management Corporation, an affiliate of JII. The Management Agreements were renewable for two additional one year terms, unless the parties otherwise agreed. Both agreements have been renewed each year for an additional one-year term. Jacobs Management Corporation is owned approximately 68% by Irwin L. Jacobs and 32% by Daniel T. Lindsay, a director and major shareholder of the Company. See also the descriptions under the proposal being presented at the First Special Meeting and "Security Ownership of Certain Beneficial Owners and Management."

         Pursuant to the Management Agreements, each of IPI, Inc. and Insty-Prints, Inc. has engaged Jacobs Management Corporation to provide managerial and advisory services to both companies when required, including services with respect to general management, financial management, general accounting, marketing and sales assistance, insurance, tax matters, and personnel administration and public relations. The Management Agreements provide that Jacobs Management Corporation shall make available upon request qualified personnel to assist the Company and that Jacobs Management Corporation personnel shall monitor, examine and review the operations of the Company on a regular basis.

         For the services rendered under the Management Agreements, Jacobs Management Corporation will receive a management fee, payable monthly, of $55,000 from IPI, Inc. and $20,000 from Insty-Prints, Inc. for fiscal 1997 (the same fees as paid in fiscal 1996). For the fiscal years 1994, and 1995, IPI, Inc. and Insty-Prints, Inc. paid total annual management fees of $100,000 to Jacobs Management Corporation. Robert J. Sutter, President and CEO, who was an employee of Jacobs Management Corporation, received no salary from the Company during fiscal 1994 or 1995, but was compensated by Jacobs Management Corporation. David A. Mahler, Secretary, who is an employee of Jacobs Management Corporation, received no salary from the Company during fiscal 1994, 1995, 1996, or 1997, but was compensated by Jacobs Management Corporation.

STOCK PURCHASE AGREEMENT WITH THOMAS S. GALLOWAY

         On March 14, 1994, the Company acquired all of the outstanding stock of The Printhouse Express, Inc. ("Printhouse") from Thomas S. Galloway, the sole stockholder, in exchange for 357,087 shares of Common Stock of the Company. Mr. Galloway subsequently resold certain shares to the Company, and transferred all his remaining shares to his wife, Dorothy Galloway. See also description under the proposal being presented at the First Special Meeting and "Security Ownership of Certain Beneficial Owners and Management."


         The acquisition agreement provided that Mr. Galloway serve as Vice President and a Director of the Company and Executive Vice President of Insty-Prints, Inc. for a period of three years ending March 14, 1997, at a salary of $100,000 per year plus all other customary fringe benefits provided to Insty-Prints, Inc. employees. Mr. Galloway agreed not to compete with Insty-Prints, Inc. within the United States for a period of five years after the acquisition or two years after the termination of his employment with Insty-Prints, Inc.


                              SHAREHOLDER PROPOSALS

A proposal of a Shareholder of the Company intended to be presented at the Annual Meeting of Shareholders for fiscal 1998 must be received at the Company's office on or before October 24, 1997 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that Annual Meeting.


                                  OTHER MATTERS


         There are no other matters to be presented at either Special Meeting other than the respective proposal described in the Notice of First Special Meeting of Shareholders and the Notice of Second Special Meeting of Shareholders. Minnesota Statutes and the Company's by-laws require advance notice of matters to be brought before a special meeting.


         To the extent that information contained in the Proxy Statement is peculiarly within the knowledge of persons other than the management of the Company, it has relied on such persons for the accuracy and completeness thereof.



                                   APPENDIX A


MINN. STAT. SS.302A.671.  CONTROL SHARE ACQUISITION

         SUBDIVISION 1. APPLICATION. (a) Unless otherwise expressly provided in the articles or in bylaws approved by the shareholders of an issuing public corporation, this section applies to a control share acquisition.

         (b) The shares of an issuing public corporation acquired by an acquiring person in a control share acquisition that exceed the threshold of voting power of any of the ranges specified in subdivision 2, paragraph (d), shall have only the voting rights as shall be accorded to them pursuant to subdivision 4a.

         SUBD. 2. INFORMATION STATEMENT. An acquiring person shall deliver to the issuing public corporation at its principal executive office an information statement containing all of the following:

         (a) the identity and background of the acquiring person, including the identity and background of each member of any partnership, limited partnership, syndicate, or other group constituting the acquiring person, and the identity and background of each affiliate and associate of the acquiring person, including the identity and background of each affiliate and associate of each member of such partnership, syndicate, or other group; provided, however, that with respect to a limited partnership, the information need only be given with respect to a partner who is denominated or functions as a general partner and each affiliate and associate of the general partner;

         (b) a reference that the information statement is made under this section;

         (c) the number and class or series of shares of the issuing public corporation beneficially owned, directly or indirectly, before the control share acquisition by each of the persons identified pursuant to paragraph (a);

         (d) the number and class or series of shares of the issuing public corporation acquired or proposed to be acquired pursuant to the control share acquisition by each of the persons identified pursuant to paragraph (a) and specification of which of the following ranges of voting power in the election of directors that, except for this section, resulted or would result from consummation of the control share acquisition:

              (1) at least 20 percent but less than 33-1/3 percent;

              (2) at least 33-1/3 percent but less than or equal to 50 percent;

              (3) over 50 percent; and

         (e) the terms of the control share acquisition or proposed control share acquisition, including, but not limited to, the source of funds or other consideration and the material terms of the financial arrangements for the control share acquisition; plans or proposals of the acquiring person (including plans or proposals under consideration) to (1) liquidate or dissolve the issuing public corporation, (2) sell all or a substantial part of its assets, or merge it or exchange its shares with any other person, (3) change the location of its principal place of business or its principal executive office or a material portion of its business activities, (4) change materially its management or policies of employment, (5) change materially its charitable or community contributions or its policies, programs, or practices relating thereto, (6) change materially its relationship with suppliers or customers or the communities in which it operates, or (7) make any other material change in its business, corporate structure, management or personnel; and other objective facts as would be substantially likely to affect the decision of a shareholder with respect to voting on the control share acquisition.

         If any material change occurs in the facts set forth in the information statement, including but not limited to any material increase or decrease in the number of shares of the issuing public corporation acquired or proposed to be acquired by the persons identified pursuant to paragraph (a), the acquiring person shall promptly deliver to the issuing public corporation at its principal executive office an amendment to the information statement containing information relating to the material change. An increase or decrease or proposed increase or decrease equal, in the aggregate for all persons identified pursuant to paragraph (a), to one percent or more of the total number of outstanding shares of any class or series of the issuing public corporation shall be deemed "material" for purposes of this paragraph; an increase or decrease or proposed increase or decrease of less than this amount may be material, depending upon the facts and circumstances.

         SUBD. 3. MEETING OF SHAREHOLDERS. If the acquiring person so requests in writing at the time of delivery of an information statement pursuant to subdivision 2, and has made, or has made a bona fide written offer to make, a control share acquisition and gives a written undertaking to pay or reimburse the issuing public corporation's expenses of a special meeting, except the expenses of the issuing public corporation in opposing according voting rights with respect to shares acquired or to be acquired in the control share acquisition, within ten days after receipt by the issuing public corporation of the information statement, a special meeting of the shareholders of the issuing public corporation shall be called pursuant to section 302A.433, subdivision 1, for the sole purpose of considering the voting rights to be accorded to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired pursuant to the control share acquisition. The special meeting shall be held no later than 55 days after receipt of the information statement and written undertaking to pay or reimburse the issuing public corporation's expenses of the special meeting, unless the acquiring person agrees to a later date. If the acquiring person so requests in writing at the time of delivery of the information statement, (1) the special meeting shall not be held sooner than 30 days after receipt by the issuing public corporation of the information statement and (2) the record date for the meeting must be at least 30 days prior to the date of the meeting. If no request for a special meeting is made, consideration of the voting rights to be accorded to shares referred to in subdivision 1, paragraph
(b), acquired or to be acquired pursuant to the control share acquisition shall be presented at the next special or annual meeting of the shareholders, unless prior thereto the matter of the voting rights becomes moot. The notice of the meeting shall at a minimum be accompanied by a copy of the information statement (and a copy of any amendment to the information statement previously delivered to the issuing public corporation) and a statement disclosing that the board of the issuing public corporation recommends approval of, expresses no opinion and is remaining neutral toward, recommends rejection of, or is unable to take a position with respect to according voting rights to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired in the control share acquisition. The notice of meeting shall be given at least ten days prior to the meeting. Any amendments to the information statement received after mailing of the notice of the meeting must be mailed promptly to the shareholders by the issuing public corporation.

         SUBD. 4. FINANCING. Notwithstanding anything to the contrary contained in this chapter, no call of a special meeting of the shareholders of the issuing public corporation shall be made pursuant to subdivision 3 and no consideration of the voting rights to be accorded to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired pursuant to a control share acquisition shall be presented at any special or annual meeting of the shareholders of the issuing public corporation unless at the time of delivery of the information statement pursuant to subdivision 2, the acquiring person shall have entered into, and shall deliver to the issuing public corporation a copy or copies of, a definitive financing agreement or definitive financing agreements, with one or more responsible financial institutions or other entities having the necessary financial capacity, for any financing of the control share acquisition not to be provided by funds of the acquiring person. A financing agreement is not deemed not definitive for purposes of this subdivision solely because it contains conditions or contingencies customarily contained in term loan agreements with financial institutions.

         SUBD. 4a. VOTING RIGHTS. (a) Shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition shall have the same voting rights as other shares of the same class or series only if approved by resolution of shareholders of the issuing public corporation at a special or annual meeting of shareholders pursuant to subdivision 3.

         (b) The resolution of shareholders must be approved by (1) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote including all shares held by the acquiring person, and (2) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote excluding all interested shares. A class or series of shares of the issuing public corporation is entitled to vote separately as a class or series if any provision of the control share acquisition would, if contained in a proposed amendment to the articles, entitle the class or series to vote separately as a class or series.

         (c) To have the voting rights accorded by approval of a resolution of shareholders, any proposed control share acquisition not consummated prior to the time of the shareholder approval must be consummated within 180 days after the shareholder approval.

         (d) Any shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition that do not have voting rights accorded to them by approval of a resolution of shareholders shall regain their voting rights upon transfer to a person other than the acquiring person or any affiliate or associate of the acquiring person unless the acquisition of the shares by the other person constitutes a control share acquisition, in which case the voting rights of the shares are subject to the provisions of this section.

         SUBD. 5. RIGHTS OF ACTION. An acquiring person, an issuing public corporation, and shareholders of an issuing public corporation may sue at law or in equity to enforce the provisions of this section and section 302A.449, subdivision 7.

         SUBD. 6. REDEMPTION. Unless otherwise expressly provided in the articles or in bylaws approved by the shareholders of an issuing public corporation, the issuing public corporation shall have the option to call for redemption all but not less than all shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition, at a redemption price equal to the market value of the shares at the time the call for redemption is given, in the event (1) an information statement has not been delivered to the issuing public corporation by the acquiring person by the tenth day after the control share acquisition, or (2) an information statement has been delivered but the shareholders have voted not to accord voting rights to such shares pursuant to subdivision 4a, paragraph (b). The call for redemption shall be given by the issuing public corporation within 30 days after the event giving the issuing public corporation the option to call the shares for redemption and the shares shall be redeemed within 60 days after the call is given.

MINN. STAT. SS.302A.673.  BUSINESS COMBINATIONS.

         SUBDIVISION 1. BUSINESS COMBINATION WITH INTERESTED SHAREHOLDER; APPROVAL BY DIRECTORS. (a) Notwithstanding anything to the contrary contained in this chapter (except the provisions of subdivision 3), an issuing public corporation may not engage in any business combination, or vote, consent, or otherwise act to authorize a subsidiary of the issuing public corporation to engage in any business combination, with, with respect to, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, any interested shareholder of the issuing public corporation or any affiliate or associate of the interested shareholder for a period of four years following the interested shareholder's share acquisition date unless the business combination or the acquisition of shares made by the interested shareholder on the interested shareholder's share acquisition date is approved before the interested shareholder's share acquisition date, or on the share acquisition date but prior to the interested shareholder's becoming an interested shareholder on the share acquisition date, by a committee of the board of the issuing public corporation formed in accordance with paragraph (d).

         (b) If a good faith definitive proposal regarding a business combination is made in writing to the board of the issuing public corporation, a committee of the board formed in accordance with paragraph (d) shall consider and take action on the proposal and respond in writing within 30 days after receipt of the proposal by the issuing public corporation, setting forth its decision regarding the proposal.

         (c) If a good faith definitive proposal to acquire shares is made in writing to the board of the issuing public corporation, a committee of the board formed in accordance with paragraph (d), shall consider and take action on the proposal and respond in writing within 30 days after receipt of the proposal by the issuing public corporation, setting forth its decision regarding the proposal.

         (d)(1) When a business combination or acquisition of shares is proposed pursuant to this subdivision, the board shall promptly form a committee composed of all of the board's disinterested directors. The committee shall take action on the proposal by the affirmative vote of a majority of committee members. No larger proportion or number of votes shall be required. Notwithstanding the provisions of section 302A.241, subdivision 1, the committee shall not be subject to any direction or control by the board with respect to the committee's consideration of, or any action concerning, a business combination or acquisition of shares pursuant to this section.

         (2) A committee formed pursuant to this subdivision shall be composed of one or more members. Only disinterested directors may be members of a committee formed pursuant to this subdivision. However, if the board has no disinterested directors, the board shall select three or more disinterested persons to be committee members. Committee members are deemed to be directors for purposes of sections 302A.251, 302A.255, and 302A.521.

         (3) For purposes of this subdivision, a director or person is "disinterested" if the director or person is neither an officer nor an employee, nor has been an officer or employee within five years preceding the formation of the committee pursuant to this section, of the issuing public corporation, or of a related organization.

         Subd. 2. Repealed by Laws 1988, c. 692, ss.19.

         SUBD. 3. APPLICATION. (a) Unless by express provision electing to be subject to this section contained in the articles or in bylaws approved by the shareholders of an issuing public corporation, this section does not apply to any business combination of an issuing public corporation, that is not, at any time during the period from June 1, 1987, until adoption of the article or bylaw provision, a publicly held corporation.

         (b) Except as provided in paragraph (c), this section does not apply to any business combination of an issuing public corporation:

              (1) if, prior to the time the issuing public corporation becomes a publicly held corporation or becomes subject to this section by virtue of an election under paragraph (a), including any time prior to the time that the corporation becomes an issuing public corporation, articles or bylaws of the corporation contain a provision expressly electing not to be subject to this section;

              (2) if the board of the issuing public corporation adopts, prior to September 1, 1987, an amendment to the issuing public corporation's bylaws expressly electing not to be subject to this section;

              (3) if an amendment to the articles or bylaws of the issuing public corporation is approved by the shareholders, other than interested shareholders and their affiliates and associates, holding a majority of the outstanding voting power of all shares entitled to vote, excluding the shares of interested shareholders and their affiliates and associates, expressly electing not to be subject to this section and the amendment provides that it is not to be effective until 18 months after the vote of shareholders and provides that, except as provided in paragraph (c), it does not apply to any business combination of the issuing public corporation with an interested shareholder whose share acquisition date is on or before the effective date of the amendment; or

              (4) if the business combination was consummated before, or if a binding agreement for the business combination was entered into before, the day following June 1, 1987.

         (c) This section does not apply to any business combination of an issuing public corporation with, with respect to, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with:

              (1) any person that would have been an interested shareholder on June 1, 1987, had this section been in effect on this date and had the issuing public corporation been an issuing public corporation on this date;

              (2) any interested shareholder whose share acquisition date is either before the effective date of the article or bylaw provision by which an issuing public corporation that was not subject to this section immediately prior to the election to be subject to this section, or on the effective date, but prior to the effective time of the article or bylaw provision; or

              (3) in the case of a corporation that was not subject to this section immediately prior to becoming a publicly held corporation, any interested shareholder whose share acquisition date is either before the date on which the corporation becomes a publicly held corporation or on that date, but prior to the time the corporation becomes a publicly held corporation, and to whom the application of this section is expressly excluded by an amendment to the articles or bylaws of the corporation approved by the shareholders before the corporation becomes a publicly held corporation.

         This section applies to any business combination of an issuing public corporation to which it previously did not apply because of provisions in articles or bylaws adopted or approved under paragraph (b), clause (1), (2), or
(3), upon an amendment to the articles or bylaws approved by shareholders holding a majority of the outstanding voting power of all shares entitled to vote expressly electing to be subject to this section becoming effective. Also, this section does not apply to any business combination of the corporation with, with respect to, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with any person that would have been an interested shareholder at the effective time of the amendment if this section had been applicable.

MINN. STAT. SS.302A.011.  DEFINITIONS.

         SUBD. 37. ACQUIRING PERSON. "Acquiring person" means a person that makes or proposes to make a control share acquisition. When two or more persons act as a partnership, limited partnership, syndicate, or other group pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise for the purposes of acquiring, owning, or voting shares of an issuing public corporation, all members of the partnership, syndicate, or other group constitute a "person."

         "Acquiring person" does not include (a) a licensed broker/dealer or licensed underwriter who (1) purchases shares of an issuing public corporation solely for purposes of resale to the public and (2) is not acting in concert with an acquiring person, or (b) a person who becomes entitled to exercise or direct the exercise of a new range of voting power within any of the ranges specified in section 302A.671, subdivision 2, paragraph (d), solely as a result of a repurchase of shares by, or recapitalization of, the issuing public corporation or similar action unless (1) the repurchase, recapitalization, or similar action was proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the person or any affiliate or associate of the person or (2) the person thereafter acquires beneficial ownership, directly or indirectly, of outstanding shares entitled to vote of the issuing public corporation and, immediately after the acquisition, is entitled to exercise or direct the exercise of the same or a higher range of voting power under section 302A.671, subdivision 2, paragraph
(d), as the person became entitled to exercise as a result of the repurchase, recapitalization, or similar action.

         SUBD. 38. CONTROL SHARE ACQUISITION. "Control share acquisition" means an acquisition, directly or indirectly, by an acquiring person of beneficial ownership of shares of an issuing public corporation that, except for section 302A.671, would, when added to all other shares of the issuing public corporation beneficially owned by the acquiring person, entitle the acquiring person, immediately after the acquisition, to exercise or direct the exercise of a new range of voting power within any of the ranges specified in section 302A.671, subdivision 2, paragraph (d), but does not include any of the following:

         (a) an acquisition before, or pursuant to an agreement entered into before, August 1, 1984;

         (b) an acquisition by a donee pursuant to an inter vivos gift not made to avoid section 302A.671 or by a distributee as defined in section 524.1-201, clause (10);

         (c) an acquisition pursuant to a security agreement not created to avoid section 302A.671;

         (d) an acquisition under sections 302A.601 to 302A.661, if the issuing public corporation is a party to the transaction;

         (e) an acquisition from the issuing public corporation;

         (f) an acquisition for the benefit of others by a person acting in good faith and not made to avoid section 302A.671, to the extent that the person may not exercise or direct the exercise of the voting power or disposition of the shares except upon the instruction of others;

         (g) an acquisition pursuant to a savings, employee stock ownership, or other employee benefit plan of the issuing public corporation or any of its subsidiaries, or by a fiduciary of the plan acting in a fiduciary capacity pursuant to the plan; or

         (h) an acquisition subsequent to January 1, 1991, pursuant to an offer to purchase for cash pursuant to a tender offer all shares of the voting stock of the issuing public corporation:

              (i) which has been approved by a majority vote of the members of a committee comprised of the disinterested members of the board of the issuing public corporation formed pursuant to section 302A.673, subdivision 1, paragraph
(d), before the commencement of, or the public announcement of the intent to commence, the tender offer; and

              (ii) pursuant to which the acquiring person will become the owner of over 50 percent of the voting stock of the issuing public corporation outstanding at the time of the transaction.

         For purposes of this subdivision, shares beneficially owned by a plan described in clause (g), or by a fiduciary of a plan described in clause (g) pursuant to the plan, are not deemed to be beneficially owned by a person who is a fiduciary of the plan. All shares the beneficial ownership of which is acquired within a 120-day period, and all shares the beneficial ownership of which is acquired pursuant to a plan to make a control share acquisition, shall be deemed to have been acquired in the same acquisition.

         SUBD. 39. ISSUING PUBLIC CORPORATION. "Issuing public corporation" means a corporation which has at least 50 shareholders.

         SUBD. 40. PUBLICLY HELD CORPORATION. "Publicly held corporation" means a corporation that has a class of equity securities registered pursuant to section 12, or is subject to section 15(d), of the Securities Exchange Act of 1934.

         SUBD. 41. BENEFICIAL OWNER; BENEFICIAL OWNERSHIP. (a) "Beneficial owner," when used with respect to shares or other securities, includes, but is not limited to, any person who, directly or indirectly through any written or oral agreement, arrangement, relationship, understanding, or otherwise, has or shares the power to vote, or direct the voting of, the shares or securities or has or shares the power to dispose of, or direct the disposition of, the shares or securities, except that:

         (1) a person shall not be deemed the beneficial owner of shares or securities tendered pursuant to a tender or exchange offer made by the person or any of the person's affiliates or associates until the tendered shares or securities are accepted for purchase or exchange; and

         (2) a person shall not be deemed the beneficial owner of shares or securities with respect to which the person has the power to vote or direct the voting arising solely from a revocable proxy given in response to a proxy solicitation required to be made and made in accordance with the applicable rules and regulations under the Securities Exchange Act of 1934 and is not then reportable under that act on a Schedule 13D or comparable report, or, if the corporation is not subject to the rules and regulations under the Securities Exchange Act of 1934, would have been required to be made and would not have been reportable if the corporation had been subject to the rules and regulations.

         (b) "Beneficial ownership" includes, but is not limited to, the right to acquire shares or securities through the exercise of options, warrants, or rights, or the conversion of convertible securities, or otherwise. The shares or securities subject to the options, warrants, rights, or conversion privileges held by a person shall be deemed to be outstanding for the purpose of computing the percentage of outstanding shares or securities of the class or series owned by the person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class or series owned by any other person. A person shall be deemed the beneficial owner of shares and securities beneficially owned by any relative or spouse of the person or any relative of the spouse, residing in the home of the person, any trust or estate in which the person owns ten percent or more of the total beneficial interest or serves as trustee or executor or in a similar fiduciary capacity, any corporation or entity in which the person owns ten percent or more of the equity, and any affiliate of the person.

         (c) When two or more persons act or agree to act as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, owning, or voting shares or other securities of a corporation, all members of the partnership, syndicate, or other group are deemed to constitute a "person" and to have acquired beneficial ownership, as of the date they first so act or agree to act together, of all shares or securities of the corporation beneficially owned by the person.

         SUBD. 42. INTERESTED SHARES. "Interested shares" means the shares of an issuing public corporation beneficially owned by any of the following persons:
(1) the acquiring person, (2) any officer of the issuing public corporation, or
(3) any employee of the issuing public corporation who is also a director of the issuing public corporation.

         SUBD. 43. AFFILIATE. "Affiliate" means a person that directly or indirectly controls, is controlled by, or is under common control with, a specified person.

         SUBD. 46. BUSINESS COMBINATION. "Business combination," when used in reference to any issuing public corporation and any interested shareholder of the issuing public corporation, means any of the following:

         (a) any merger of the issuing public corporation or any subsidiary of the issuing public corporation with (1) the interested shareholder or (2) any other domestic or foreign corporation (whether or not itself an interested shareholder of the issuing public corporation) that is, or after the merger would be, an affiliate or associate of the interested shareholder, but excluding
(1) the merger of a wholly-owned subsidiary of the issuing public corporation into the issuing public corporation, (2) the merger of two or more wholly-owned subsidiaries of the issuing public corporation, or (3) the merger of a corporation, other than an interested shareholder or an affiliate or associate of an interested shareholder, with a wholly-owned subsidiary of the issuing public corporation pursuant to which the surviving corporation, immediately after the merger, becomes a wholly-owned subsidiary of the issuing public corporation;

         (b) any exchange, pursuant to a plan of exchange under section 302A.601, subdivision 2, or a comparable statute of any other state or jurisdiction, of shares or other securities of the issuing public corporation or any subsidiary of the issuing corporation or money, or other property for shares, other securities, money, or property of (1) the interested shareholder or (2) any other domestic or foreign corporation (whether or not itself an interested shareholder of the issuing public corporation) that is, or after the exchange would be, an affiliate or associate of the interested shareholder, but excluding the exchange of shares of a corporation, other than an interested shareholder or an affiliate or associate of an interested shareholder, pursuant to which the corporation, immediately after the exchange, becomes a wholly-owned subsidiary of the issuing public corporation;

         (c) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition (in a single transaction or a series of transactions), other than sales of goods or services in the ordinary course of business or redemptions pursuant to section 302A.671, subdivision 6, to or with the interested shareholder or any affiliate or associate of the interested shareholder, other than to or with the issuing public corporation or a wholly-owned subsidiary of the issuing public corporation, of assets of the issuing public corporation or any subsidiary of the issuing public corporation (1) having an aggregate market value equal to ten percent or more of the aggregate market value of all the assets, determined on a consolidated basis, of the issuing public corporation,
(2) having an aggregate market value equal to ten percent or more of the aggregate market value of all the outstanding shares of the issuing public corporation, or (3) representing ten percent or more of the earning power or net income, determined on a consolidated basis, of the issuing public corporation except a cash dividend or distribution paid or made pro rata to all shareholders of the issuing public corporation;

         (d) the issuance or transfer by the issuing public corporation or any subsidiary of the issuing public corporation (in a single transaction or a series of transactions) of any shares of the issuing public corporation or any subsidiary of the issuing public corporation that have an aggregate market value equal to five percent or more of the aggregate market value of all the outstanding shares of the issuing public corporation to the interested shareholder or any affiliate or associate of the interested shareholder, except pursuant to the exercise of warrants or rights to purchase shares offered, or a dividend or distribution paid or made, pro rata to all shareholders of the issuing public corporation other than for the purpose, directly or indirectly, of facilitating or effecting a subsequent transaction that would have been a business combination if the dividend or distribution had not been made;

         (e) the adoption of any plan or proposal for the liquidation or dissolution of the issuing public corporation, or any reincorporation of the issuing public corporation in another state or jurisdiction, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the interested shareholder or any affiliate or associate of the interested shareholder;

         (f) any reclassification of securities (including without limitation any share dividend or split, reverse share split, or other distribution of shares in respect of shares), recapitalization of the issuing public corporation, merger of the issuing public corporation with any subsidiary of the issuing public corporation, exchange of shares of the issuing public corporation with any subsidiary of the issuing public corporation, or other transaction (whether or not with or into or otherwise involving the interested shareholder), proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the interested shareholder or any affiliate or associate of the interested shareholder, that has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of shares entitled to vote, or securities that are exchangeable for, convertible into, or carry a right to acquire shares entitled to vote, of the issuing public corporation or any subsidiary of the issuing public corporation that is, directly or indirectly, owned by the interested shareholder or any affiliate or associate of the interested shareholder, except as a result of immaterial changes due to fractional share adjustments;

         (g) any receipt by the interested shareholder or any affiliate or associate of the interested shareholder of the benefit, directly or indirectly (except proportionately as a shareholder of the issuing public corporation), of any loans, advances, guarantees, pledges, or other financial assistance, or any tax credits or other tax advantages provided by or through the issuing public corporation or any subsidiary of the issuing public corporation.

         SUBD. 48. CONTROL. "Control," including the terms "controlling," "controlled by," and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. A person's beneficial ownership of ten percent or more of the voting power of a corporation's outstanding shares entitled to vote in the election of directors creates a presumption that the person has control of the corporation. Notwithstanding the foregoing, a person is not considered to have control of a corporation if the person holds voting power, in good faith and not for the purpose of avoiding section 302A.673, as an agent, bank, broker, nominee, custodian, or trustee for one or more beneficial owners who do not individually or as a group have control of the corporation.

         SUBD. 49. INTERESTED SHAREHOLDER. (a) "Interested shareholder," when used in reference to any issuing public corporation, means any person that is
(1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding shares entitled to vote of the issuing public corporation or (2) an affiliate or associate of the issuing public corporation and at any time within the four-year period immediately before the date in question was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares entitled to vote of the issuing public corporation. Notwithstanding anything stated in this subdivision, if a person who has not been a beneficial owner of ten percent or more of the voting power of the outstanding shares entitled to vote of the issuing public corporation immediately prior to a repurchase of shares by, or recapitalization of, the issuing public corporation or similar action shall become a beneficial owner of ten percent or more of the voting power solely as a result of the share repurchase, recapitalization, or similar action, the person shall not be deemed to be the beneficial owner of ten percent or more of the voting power for purposes of clause (1) or (2) unless:

              (i) the repurchase, recapitalization, conversion, or similar action was proposed by or on behalf of, or pursuant to any agreement, arrangement, relationship, understanding, or otherwise (whether or not in writing) with, the person or any affiliate or associate of the person; or

              (ii) the person thereafter acquires beneficial ownership, directly or indirectly, of outstanding shares entitled to vote of the issuing public corporation and, immediately after the acquisition, is the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding shares entitled to vote of the issuing public corporation.

         (b) Interested shareholder does not include:

              (1) the issuing public corporation or any of its subsidiaries; or

              (2) a savings, employee stock ownership, or other employee benefit plan of the issuing public corporation or its subsidiary, or a fiduciary of the plan when acting in a fiduciary capacity pursuant to the plan.

         For purposes of this subdivision, shares beneficially owned by a plan described in clause (2), or by a fiduciary of a plan described in clause (2) pursuant to the plan, are not deemed to be beneficially owned by a person who is a fiduciary of the plan.

         SUBD. 51. SHARE ACQUISITION DATE. "Share acquisition date," with respect to any person and any issuing public corporation, means the date that the person first becomes an interested shareholder of the issuing public corporation; provided, however, that in the event a person becomes, on one or more dates, an interested shareholder of the issuing public corporation, but thereafter ceases to be an interested shareholder of the issuing public corporation, and subsequently again becomes an interested shareholder, "share acquisition date," with respect to that person means the date on which the person most recently became an interested shareholder of the issuing public corporation.



                                   APPENDIX B

                  INFORMATION STATEMENT PROVIDED TO THE COMPANY
                        BY MARSHALL FINANCIAL GROUP, INC.

                 [Letterhead of Marshall Financial Group, Inc.]


                                  July 21, 1997


Board of Directors
IPI, Inc.
15155 Technology Drive
Eden Prairie, MN  55344

Gentlemen:

         The following information is provided in accordance with Minnesota Statute ss.302A.671 with respect to an Option, Security Agreement and Buy-Sell Agreement ("JII-MFG Agreement") entered into on May 23, 1997, between Jacobs Industries, Inc. ("JII") and Marshall Financial Group, Inc. ("MFG") and the potential acquisition thereunder of 1,608,500 shares of the common stock of IPI, Inc. (34.0%). Thereafter, on May 27, 1997, MFG entered into a separate option agreement with Dorothy Galloway ("Galloway") ("Galloway Option Agreement") for an additional 79,272 shares of the common stock of IPI, Inc. (1.7%). The JII-MFG Agreement also provides MFG with a right in certain circumstances to acquire the remaining shares held by JII-- an additional 34.0% of IPI, Inc. and gives JII the right to reacquire the 1,608,500 shares to be purchased by MFG.

         a.       IDENTITY AND BACKGROUND OF ACQUIRING PERSON:

                  Marshall Financial Group, Inc., 903 North Third Street, Suite 300, Minneapolis, MN 55401 (612-338-1807) is the proposed acquirer of the shares of IPI, Inc. Dennis M. Mathisen, 7283 Mission Hills Drive, Las Vegas, Nevada 89113, is the President, Chief Executive Officer and sole shareholder of MFG. MFG was formed in 1981 and is a corporation through which Mr. Mathisen makes investments in other business entities. No other officer, director or any other person who would be considered an "affiliate" of MFG directly or indirectly own any shares of IPI, Inc.

         b.       RESPONSE TO STATUTORY SECTIONS

                  This information statement is made under Minn. Stat. ss.302A.671 Subd. 2.

         c. NUMBER AND CLASS OR SERIES OF SHARES OF THE ISSUING PUBLIC CORPORATION BENEFICIALLY OWNED, DIRECTLY OR INDIRECTLY, BEFORE THE CONTROL SHARE ACQUISITION.

                  Prior to the consummation of the proposed transactions, MFG will not directly own any shares of IPI, Inc. common stock, this being understood to be the only class of authorized and outstanding capital stock of IPI, Inc.

                  Dennis M. Mathisen individually owns 9,000 shares of IPI, Inc. common stock. Mr. Mathisen acquired these shares in June, 1994.

         d. NUMBER AND CLASS OR SERIES OF SHARES OF THE ISSUING PUBLIC CORPORATION ACQUIRED OR PROPOSED TO BE ACQUIRED PURSUANT TO THE CONTROL SHARE ACQUISITION AND SPECIFICATION OF THE RANGE OF VOTING POWER IN THE ELECTION OF DIRECTORS THAT, EXCEPT FOR
                  SECTION 302A.671, WOULD RESULT FROM THE CONSUMMATION OF THE CONTROL SHARE ACQUISITION.

                  Immediately following the exercise of the option with JII (assuming it is exercised), MFG, together with Mr. Mathisen, will own directly and indirectly 1,617,500 shares of IPI, Inc. common stock. Based upon IPI's 4,734,087 shares reported as outstanding on July 11, 1997 in its Form 10-Q for the quarter ended May 31, 1997, this would represent 34.2% of the total issued and outstanding shares of IPI, Inc. This would constitute voting power in the 33-1/3% to 50% range within the meaning of Minn. Stat. ss.302A.671, Subd. 2(d). The exercise of the option with Galloway will add an additional 79,272 shares constituting 1.7% of the total issued and outstanding shares of IPI, Inc. common stock. The aggregate of the voting power obtained from consummation of both the JII and Galloway transactions is in the 33-1/3% to 50% range within the meaning of Minn. Stat. ss.302A.671, Subd. 2(d).

                  Paragraph 10 of the JII-MFG Agreement with JII (which is incorporated by reference in the Galloway Option Agreement) provides MFG with the potential right to acquire the remaining 1,687,772 shares (35.7%) held by JII in IPI, Inc. (or for JII to reacquire MFG's 1,687,772 shares (35.7%)). The aggregate of the voting power obtained from consummation of the buy-sell transaction, if it occurred, is in the 33-1/3 to 50% range and the aggregate of the voting power obtained from consummation of all of the transactions described in the over 50% range within the meaning of Minn. Stat. ss.302A.671, Subd. 2(d).

         e.       TERMS OF THE CONTROL SHARE ACQUISITION

                  MFG has entered into the JII-MFG Agreement which granted MFG an option to acquire, between January 1, 1998 and January 5, 1998, 1,608,500 shares of IPI, Inc. common stock for a total purchase price of $6,755,700. Upon the execution of the JII-MFG Agreement MFG paid JII $804,250. If the option is ultimately exercised, MFG will pay JII $2,573,600 and will execute a one year promissory note payable to JII in the amount of $3,377,850. The note payable to JII will be collateralized by the shares of IPI, Inc. being acquired by MFG from JII.

                  MFG has also entered into the Galloway Option Agreement granting MFG an option to acquire between January 1, 1998 and January 5, 1998, 79,272 shares of IPI, Inc. common stock for a total purchase price of $332,942.40. Upon execution of the Galloway Option Agreement, MFG paid Galloway $39,636.00. If the option is ultimately exercised, MFG will pay Galloway $126,835.20 and will execute a one year promissory note payable to Galloway in the amount of $166,471.20. The note payable to Galloway will be collateralized by the shares of IPI, Inc. being acquired by MFG from Galloway.

                  Paragraph 10 of the May 23, 1997 JII-MFG Agreement provides MFG with the potential right to acquire 1,608,500 additional shares held by JII in IPI, Inc. (referred to herein as the "buy-sell agreement"). Such buy-sell agreement is incorporated by reference in the Galloway Option Agreement and provides MFG with the potential right to acquire 79,272 additional shares in IPI, Inc. now held by Galloway. The buy-sell agreements may be exercised at any time after the options are exercised in January 1998. The buy-sell agreement gives either JII or MFG the right to initiate the buy-sell procedures to sell all of its up to 1,687,772 shares to the other party (or to purchase shares held by the other party) at price to be specified by the initiating party. The non-initiating party has 90 days to accept the offer to sell or the offer to buy, at the election of the non-initiating party, at the price specified by the initiating party. The closing shall occur within 120 days following receipt of the offer. Neither party may sell, transfer, assign or dispose of its shares except pursuant to the buy-sell agreement. The JII-MFG Agreement terminates upon written agreement of the parties.

                  MFG obtained the funds paid to JII and Galloway at the execution of the option agreements and, if the option is exercised, will obtain those funds through borrowing from its sole shareholder, Dennis M. Mathisen. Mr. Mathisen will obtain the funds necessary to fund the acquisitions through credit facilities currently available to him and/or from the sale of other investments.

                  At the present time MFG does not have any definitive plans or proposal to:

                  1.       liquidate or dissolve IPI, Inc.,

                  2. sell all or a substantial part of its assets or merge it or exchange its shares with any other person,

                  3. change the location of its principal place of business or its principal executive office or a material portion of its business activities,

                  4. change materially its management or policies of employment,

                  5. change materially its charitable or community contributions or its policies, programs, or practices relating thereto,

                  6. change materially its relationship with suppliers or customers or the communities in which it operates, or

                  7. make any other material change in its business, corporate structure, management or personnel.

         I am enclosing copies of the JII-MFG Agreement and the Galloway Option Agreement. I would be pleased to answer any questions you may have concerning the matters discussed above.

                                      Very truly yours,

                                      /s/ John A. Fischer
                                      John A. Fischer
                                      Executive Vice President